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                                                                    EXHIBIT 23.2


INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Registration Statement of Regions Financial Corporation on Form S-4 of our report dated January 16, 1998 of St. James Bancorporation, Inc. and subsidiary for the years ended December 31, 1997 and 1996, and to the reference to us under the heading "Experts" in the Prospectus, which is a part of this Registration Statement.



                                        /s/  DELOITTE & TOUCHE LLP


New Orleans, Louisiana
November 18, 1998